Intangible Assets, Net - Expected amortization over the next five years and thereafter (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Jun. 30, 2022
Expected amortization over the next five years and thereafter
2023	$ 2,781	$ 4,056
2024	4,223	3,470
2025	3,651	2,898
2026	3,339	2,586
2027	3,289	2,536
Thereafter	8,485	3,218
Total Expected Amortization	$ 25,768	$ 18,764